SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                  HEARTLAND FINANCIAL USA, INC.
        (Name of Registrant as Specified in its Charter)


           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:



[LOGO]
Heartland Financial USA, Inc.



                                        April 9, 2003





Dear Fellow Stockholder:

     You are cordially invited to attend the annual stockholders' meeting of Heartland Financial USA, Inc. to be held at our corporate headquarters, located at 1398 Central Avenue, Dubuque, Iowa, on Wednesday, May 21, 2003, at 1:30 p.m. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. A copy of our 2002 Annual Report to Stockholders is also enclosed. At the meeting we will report on operations and the outlook for the year ahead.

     Your board of directors has nominated two persons to serve as Class I directors. The board also recommends that you approve the adoption of the Heartland Financial USA, Inc. 2003 Stock Option Plan. Additionally, we have selected and recommend that you ratify the selection of KPMG LLP to continue as our independent public accountants for the year ending December 31, 2003.

     We recommend that you vote your shares for each of the director nominees and in favor of the adoption of the stock option plan and the ratification of our accountants.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

      We look forward with pleasure to seeing you and visiting with you at the meeting.



                              With best personal wishes,

                              /s/ Lynn B. Fuller
                              -----------------------------
                              Lynn B. Fuller
                              Chairman of the Board


   1398 Central Avenue - Dubuque, Iowa 52001 - (563) 589-2100

[LOGO]
Heartland Financial USA, Inc.



            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD MAY 21, 2003


TO THE STOCKHOLDERS:

      The annual meeting of stockholders of HEARTLAND FINANCIAL USA, INC. will be held at our corporate headquarters, 1398 Central Avenue, Dubuque, Iowa, on Wednesday, May 21, 2003, at 1:30 p.m., for the purpose of considering and voting upon the following matters:

    1. to elect two Class I directors;

    2. to approve the adoption of the Heartland Financial USA, Inc. 2003 Stock Option Plan;

    3. to ratify the appointment of KPMG LLP as independent public accountants for the fiscal year ending December
       31, 2003; and

    4. to  transact  such  other  business  as  may  properly  be
       brought   before  the  meeting  or  any  adjournments   or
       postponements of the meeting.

     The board of directors is not aware of any other business to come before the meeting. Stockholders of record at the close of business on March 24, 2003, are the stockholders entitled to vote at the meeting and any adjournments or postponements of the meeting. In the event there is an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies.

                                   By order of the Board of
                                   Directors


                                   /s/ Lois K. Pearce
                                   -------------------------
                                   Lois K. Pearce
                                   Secretary

Dubuque, Iowa
April 9, 2003


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

[LOGO]
Heartland Financial USA, Inc.


                         PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation by the board of directors of Heartland Financial USA, Inc. of proxies to be voted at the annual meeting of stockholders to be held at our headquarters located at 1398 Central Avenue, Dubuque, Iowa, on Wednesday, May 21, 2003, at 1:30 p.m. local time, or at any adjournments or postponements of the meeting. We first mailed this proxy statement on or about April 9, 2003.

      Heartland Financial USA, Inc., a Delaware corporation, is a diversified financial services holding company headquartered in Dubuque, Iowa. We offer full-service community banking through six banking subsidiaries with a total of 33 banking locations in Iowa, Illinois, Wisconsin and New Mexico. In addition, we have separate subsidiaries in the consumer finance, vehicle leasing/fleet management, insurance agency and investment management businesses. Our primary strategy is to balance our focus on increasing profitability with asset growth and diversification through acquisitions, de novo bank formations, branch openings and expansion into non-bank subsidiary activities.

     Our shares are traded in the over-the-counter market under the symbol "HTLF" and are eligible for quotation on the OTC Bulletin Board. Our common stock has been approved by The Nasdaq Stock Market, Inc. for quotation on the Nasdaq National Market System. We expect to begin listing on Nasdaq early in the second quarter of 2003 under the same symbol.

     The following information regarding the meeting and the voting process is presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

     You are receiving a proxy statement and proxy card from us because on March 24, 2003, you owned shares of our common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning the matters to be voted upon to assist you in making an informed decision.

     When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

     If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

     You are being asked to vote on the election of two Class I directors of Heartland for a term expiring in 2006, the adoption of the 2003 stock option plan and the ratification of KPMG LLP as our independent auditors for 2003. These matters are more fully described in this proxy statement.

How do I vote?

     You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

     If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted "for" both nominees named in this proxy statement, "for" the adoption of the 2003 stock option plan and "for" the ratification of our auditors.

    If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a separate proxy from your broker in order to vote in person at the meeting.

What does it mean if I receive more than one proxy card?

     It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers.
Please sign and return ALL proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

     If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

     Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, but cannot vote on non-routine matters, such as an amendment to the certificate of incorporation, the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy?

    If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close  at the meeting. You may do this by:

     - signing another proxy with a later date and returning that proxy to Ms. Lois K. Pearce, Secretary, Heartland
       Financial  USA, Inc., 1398 Central Avenue,  Dubuque,  Iowa
       52001;

     - sending notice to us that you are revoking your proxy; or

     - voting in person at the meeting.

    If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

    A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

     Shares are counted as present at the meeting if the stockholder either:

     - is present and votes in person at the meeting; or

     - has properly submitted a signed proxy card or other proxy.

     On  March  24,  2003, the record date, there were  9,927,755 shares of common stock issued and outstanding. Therefore, at least 4,963,878 shares need to be present at the annual meeting in order to hold the meeting and conduct business.

What happens if a nominee is unable to stand for re-election?

     The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. You cannot vote for more than two nominees. The board has no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

     You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting. Abstentions and broker non-votes will be considered in determining the presence of a quorum but will not affect the vote required for the election of directors, the approval of the stock option plan or the ratification of our auditors.

How many votes may I cast?

     Generally, you are entitled to cast one vote for each share of stock you owned on the record date.

How many votes are needed for each proposal?

     The two individuals receiving the highest number of votes cast "for" their election will be elected as directors of Heartland. The approval of the stock option plan, the ratification of our auditors and all other matters must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote.

Where do I find the voting results of the meeting?

     We will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ended June 30, 2003.

Who bears the cost of soliciting proxies?

     We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors and employees of Heartland or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                      ELECTION OF DIRECTORS

    At the annual meeting to be held on May 21, 2003, you will be entitled to elect two Class I directors for terms expiring in 2006. The directors are divided into three classes having staggered terms of three years. In January of 2003, the board appointed John W. Cox, Jr. as a Class I director to fill a vacancy in that class. Each of the nominees for election as a Class I director is an incumbent director. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees become unavailable for election, the holders of proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

     Set forth below is information concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including the age, year first elected a director and business experience of each during the previous five years. The nominees for Class I directors, if elected at the annual meeting, will serve for a three-year term expiring in 2006. The board of directors recommends that you vote your shares FOR each of the nominees for director.



                            NOMINEES

                    Served as
                    Heartland
                    Financial      Position with Heartland
                    USA, Inc.      Financial USA, Inc. and
Name                Director        its Subsidiaries and
(Age)                 Since         Principal Occupation
------------------  ---------      ------------------------

CLASS I
(Term Expires 2006)

Lynn B. Fuller       1987          Chairman of the Board (2000-
(Age 53)                           present), President (1990-
                                   present) and Chief Executive
                                   Officer (1999-present) of
                                   Heartland; Director, Vice
                                   Chairman of the Board (2000-
                                   present), President (1987-
                                   1999) and Chief Executive
                                   Officer (1986-1999) of Dubuque
                                   Bank and Trust; Director of
                                   Wisconsin Community Bank, New
                                   Mexico Bank & Trust, Galena
                                   State Bank, First Community
                                   Bank, Riverside Community Bank
                                   and Keokuk Bancshares;
                                   Director and President of
                                   Citizens Finance; Director and
                                   Chairman of ULTEA

John W. Cox, Jr.     2003          Director of Galena State Bank;
(Age 55)                           Attorney at Law, Partner of
                                   Cox & Ward, P.C.


                      CONTINUING DIRECTORS

                    Served as
                    Heartland
                    Financial      Position with Heartland
                    USA, Inc.      Financial USA, Inc. and
Name                Director        its Subsidiaries and
(Age)                 Since         Principal Occupation
------------------  ---------      ------------------------

CLASS II
(Term Expires 2004)


Mark C. Falb         1995          Vice Chairman of the Board
(Age 55)                           (2001-present); Chairman
                                   (2001-present) and Director
                                   (1984-present) of Dubuque Bank
                                   and Trust; Director of
                                   Citizens Finance; Chairman of
                                   the Board and Chief Executive
                                   Officer of Westmark
                                   Enterprises, Inc. and
                                   Kendall/Hunt Publishing
                                   Company

John K. Schmidt      2001          Executive Vice President and
(Age 43)                           Chief Financial Officer of
                                   Heartland; President and Chief
                                   Executive Officer (2000-
                                   present) and Senior Vice
                                   President and Chief Financial
                                   Officer (1992-2000) of Dubuque
                                   Bank and Trust; Director of
                                   Keokuk Bancshares, Inc.; Vice
                                   President of ULTEA and
                                   Treasurer of Citizens Finance

Robert Woodward      1987          Director of Dubuque Bank and
(Age 66)                           Trust and Citizens Finance;
                                   Chairman of the Board (1992-
                                   present) and Chief Executive
                                   Officer (1992-2002) of
                                   Woodward Communications, Inc.

CLASS III
(Term Expires 2005)

James F. Conlan      2000          Director of Dubuque Bank and
(Age 39)                           Trust (1999-present); Attorney
                                   at Law, Partner of Sidley &
                                   Austin

Thomas L. Flynn      2002          Director of Dubuque Bank and
(Age 47)                           Trust (2000-present),Citizens
                                   Finance (2002-present); Iowa
                                   State Senator (1994-2002);
                                   President, Chief Executive
                                   Officer and Chief Financial
                                   Officer of Flynn Ready-Mix
                                   Concrete

     All of our directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between Heartland and any other person pursuant to which any of our directors have been selected for their respective positions. With the exception of Mr. Conlan, who is the brother-in-law of Mr. Fuller, no member of the board of directors is related to any other member of the board of directors.

Board of Directors and Corporate Governance

     There are currently seven members of the board of directors, four of whom are deemed to be "independent" as defined by The Nasdaq Stock Market, Inc. The board of directors holds regular meetings quarterly and special meetings as necessary. During 2002, the board of directors held four regular meetings and eight special meetings. All directors during their terms of office in 2002 attended at least 75% of the total number of meetings of the board and of meetings held by all committees of the board on which any such director served except that Mr. Woodward, who was on medical leave, attended 50% of all meetings. We do not currently have a standing nominating committee. Rather, the entire board participates in the process of selecting nominees to fill vacancies on the board. The board of directors will consider nominees recommended by stockholders provided any such recommendation is made in writing and delivered to the corporate secretary as further provided in our bylaws.

Compensation Committee

    The compensation committee, currently consisting of directors Falb, Conlan, Cox, Flynn, and Woodward, meets to review the performance and establish the salary and other compensation of the chief executive officer and each of the other executive officers named in the summary compensation table. Mr. Falb has served as chairman of the compensation committee since April of 2001. Mr. Cox began serving on the committee in January of 2003. Effective with the listing of our common stock on Nasdaq, Mr. Conlan will no longer serve on the compensation committee as he is the brother-in-law of Mr. Fuller and we intend to maintain a compensation committee comprised of independent directors. During 2002, the compensation committee met four times.

Audit Committee

      Currently, the members of the audit committee are directors Falb, Conlan, Cox and Flynn. Mr. Falb has served as chairman of the audit committee since May of 2001. Effective with the listing of our common stock on Nasdaq, Mr. Conlan will no longer serve on the audit committee as he is the brother-in-law of Mr. Fuller and we intend to maintain an audit committee comprised of independent directors. The functions performed by the audit committee include, but are not limited to, the following:

       - selecting and managing the relationship with our independent auditors;

       -  reviewing the independence of the independent auditors;

       - reviewing actions by management on recommendations of the independent auditors and internal auditors;

       - meeting with management, the internal auditors and the independent auditors to review the effectiveness of our
          system   of   internal  control  and   internal   audit
          procedures;

       - reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

       -  reviewing  reports  of  bank  regulatory  agencies   and
          monitoring management's compliance with recommendations contained in those reports.

     To promote independence of the audit function, the audit committee consults separately and jointly with the independent
auditors,  the  internal  auditors  and  management.  The   audit
committee has adopted a written charter, which sets forth the committee's duties and responsibilities. A copy of the audit committee charter is attached to this proxy statement as Appendix
A. The audit committee met three times in 2002.


Director Fees

     Each of our directors is paid a fee of $500 for each board meeting attended and $350 for each committee meeting attended, except for Messrs. Fuller and Schmidt who, as executive officers, do not receive any fees for their services as director.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 24, 2003, by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table and by all directors and executive officers of Heartland as a group. The address of each 5% stockholder is 1398 Central Avenue, Dubuque, Iowa 52001.


                              Amount and Nature
Name of Individual and          of Beneficial     Percent of
Number of Persons in Group      Ownership (1)        Class
--------------------------    ------------------  ----------

5% Stockholders and Directors

Dubuque Bank and Trust Company   2,093,893 (2)       21.1%
Lynn S. Fuller                     892,820 (3)        9.0%
Heartland Partnership, L.P.        556,000 (4)        5.6%

James F. Conlan                     48,210 (5)         *
John W. Cox, Jr.                    12,865 (6)         *
Mark C. Falb                       108,842 (7)        1.1%
Thomas L. Flynn                     14,000 (8)         *
Lynn B. Fuller                     412,434 (9)        4.2%
John K. Schmidt                    123,110 (10)       1.2%
Robert Woodward                    420,807 (11)       4.2%

Other Executive Officers

Kenneth J. Erickson                132,233 (12)       1.3%
Edward H. Everts                   107,529 (13)       1.1%
Douglas J. Horstmann               121,222 (14)       1.2%

All directors and
executive officers
as a group (11 persons)          1,596,753           16.1%

* Less than one percent

      (1) The information contained in this column is based upon information furnished to Heartland by the persons named above and the members of the designated group. Amounts reported include shares held directly as well as shares which are held in retirement accounts and shares held by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or investment power. Also included are shares obtainable through the exercise of options within 60 days of the date of the information presented in this table in the following amounts: Mr. Lynn B. Fuller - 19,000 shares; Mr.
Schmidt - 44,667 shares; Mr. Erickson - 57,000 shares; Mr. Horstmann - 52,666 shares; Mr. Everts - 57,000 shares and all directors and executive officers as a group - 258,833 shares. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares.

     (2)    Includes 676,223 shares over which Dubuque  Bank  and
Trust, Heartland's lead bank subsidiary, has sole voting and investment power and 109,784 shares over which Dubuque Bank and Trust has shared voting or investment power.

     (3) Includes shares held by the Heartland Partnership, L.P., over which Mr. Fuller has sole voting and investment power, as well as 38,034 shares held by a trust for which Mr. Fuller's spouse is a trustee and 77,848 shares held in a trust for which Mr. Fuller serves as co-trustee, over which Mr. Fuller has shared voting and investment power.

     (4) Mr. Lynn S. Fuller, a former director of Heartland and a stockholder of more than 5% of the outstanding shares, is the general partner of Heartland Partnership, L.P., and in such capacity exercises sole voting and investment power over such shares.

     (5) Includes 19,000 shares held by Mr. Conlan's spouse, over which Mr. Conlan has shared voting and investment power, and 14,000 shares held by the Heartland Partnership, L.P., over which Mr. Conlan has no voting or investment power but in which Mr. Conlan's spouse does have a beneficial interest.

     (6) Includes 9,293 shares held by John W. Cox Jr. Inc., of which Mr. Cox is a controlling shareholder.

     (7) Includes 45,904 shares held by Mr. Falb's spouse, as trustee, over which Mr. Falb has no voting or investment power.

     (8) Includes 1,500 shares held by Mr. Flynn's spouse in an individual retirement account, over which Mr. Flynn has no voting or investment power.

     (9) Includes an aggregate of 4,836 shares held by Mr. Fuller's spouse and minor children and 77,848 shares held in a trust for which Mr. Fuller serves as co-trustee, over which Mr. Fuller has shared voting and investment power. Includes 14,000 shares held by the Heartland Partnership, L.P., over which Mr. Fuller has no voting or investment power but in which Mr. Fuller does have a beneficial interest.

    (10)  Includes an aggregate of 14,974 shares  held  by  Mr.
Schmidt's spouse and minor children and 1,033 shares held by  Mr.
Schmidt jointly with his spouse, over which Mr. Schmidt has shared voting and investment power.

    (11) Includes an aggregate of 210,000 shares held by various trusts of which Mr. Woodward is a trustee and over which Mr. Woodward has shared voting and investment power. Mr. Woodward also has shared voting and investment power over 120,200 shares held by Woodward Communications, Inc., of which Mr. Woodward is a director on its board.

    (12) Includes 6,333 shares held by Mr. Erickson jointly with his spouse, over which Mr. Erickson has shared voting and investment power.

    (13) Includes 209 shares held by Mr. Evert's adult children, over which Mr. Everts has no voting and investment power, and 200 shares held by Mr. Everts's spouse under a 401(k) plan, over which Mr. Everts has no voting and investment power.

    (14) Includes 18,000 shares held by Mr. Horstmann's spouse, over which Mr. Horstmann has shared voting and investment power.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and 10% stockholders file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of such forms, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 2002, except for the following:

     - Mr. Flynn failed to include shares held in an individual retirement account when filing his Form 3 in January of 2002;

     - Mr. Conlan failed to timely file a Form 4 upon the acquisition of shares in February of 2002; and

     - Mr. Horstmann failed to timely file a Form 4 upon the acquisition of shares in his 401(k) plan in January of 2002.


                     EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid or granted to our chief executive officer and to each of the other four most highly compensated executive officers of Heartland or our subsidiaries for the fiscal year ended December 31, 2002:


                   SUMMARY COMPENSATION TABLE

                                           Annual Compensation
                                           -------------------
(a)                             (b)          (c)          (d)
                              Fiscal
                               Year
                              Ended
Name and Principal           December
Position                        31        Salary(1)     Bonus(2)
-------------------------   ----------    ---------     --------


Lynn B. Fuller                  2002      $235,000      $160,254
President and Chief             2001       215,000       116,977
Executive Officer of            2000       200,000       103,231
Heartland

John K. Schmidt                 2002      $175,000      $ 78,690
Executive Vice President        2001       150,000        66,311
and Chief Financial Officer     2000       135,000        64,143
of Heartland

Kenneth J. Erickson             2002      $140,000      $ 53,086
Executive Vice President        2001       130,000        42,119
of Heartland                    2000       118,000        33,304

Douglas J. Horstmann            2002      $119,000      $ 44,401
Senior Vice President of        2001       116,000        32,147
Heartland                       2000       108,000        26,072

Edward H. Everts                2002      $110,000      $ 38,655
Senior Vice President of        2001       100,000        32,674
Heartland                       2000        97,000        22,682

     Long-term
     Compensation
                                       Awards
                               ---------------------
(a)                    (b)         (f)        (g)       (h)
                      Fiscal
                       Year               Securities
                      Ended    Restricted Underlying All Other
Name and Principal   December    Stock     Options/  Compensa-
Position                31       Awards       SARs    tion(3)
------------------  ---------- ---------- ---------- ----------

Lynn B. Fuller         2002     $  ---         5,500   $27,700
President and Chief    2001        ---        10,000    23,236
Executive Officer of   2000        ---         9,000    22,671
Heartland

John K. Schmidt        2002     $  ---         2,500   $27,085
Executive Vice         2001        ---         6,000    23,974
President and          2000        ---         6,000    20,719
Chief Financial
Officer of Heartland


Kenneth J. Erickson    2002     $  ---         1,500   $22,919
Executive Vice         2001        ---         2,000    20,696
President of           2000        ---         3,000    19,290
Heartland

Douglas J. Horstmann   2002     $  ---         1,000   $19,059
Senior Vice President  2001        ---         2,000    18,014
of Heartland           2000        ---         2,000    17,054

Edward H. Everts       2002     $  ---         1,500   $17,983
Senior Vice President  2001        ---         2,000    15,528
of Heartland           2000        ---         3,000    15,326


     (1)  Includes amounts deferred under our retirement plan.

     (2) The amounts shown represent amounts received under our management incentive compensation plan.

     (3) The amounts shown represent amounts contributed on behalf of the respective officer to our retirement plan and the allocable portion of the premium paid for life insurance under our executive death benefit program. For Mr. Fuller, the amounts shown include an automobile allowance of $2,131 for 2002, $1,493 for 2001 and $1,611 for 2000. For Mr. Schmidt, the amounts shown include an automobile allowance of $2,014 for 2002, $2,573 for 2001 and $2,280 for 2000. For 2002, 2001 and 2000, the amount contributed for each officer under our retirement plan was $24,886, $21,284 and $20,500 for Mr. Fuller, $24,886, $21,284 and
$20,581  for  Mr. Schmidt, $22,661, $20,508 and $19,068  for  Mr.
Erickson, $18,807, $17,849 and $16,864 for Mr. Horstmann and $17,753, $15,360 and $15,128 for Mr. Everts.

Stock Option Information

    The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named in the summary compensation table:

                OPTION GRANTS IN LAST FISCAL YEAR

                        Individual Grants

(a)                           (b)          (c)           (d)
                                       % of Total
                                     Options Granted
                                       to Employees   Exercise or
                            Options     in Fiscal      Base Price
Name                       Granted(1)      Year        ($/Share)
-----------------------   ------------ -----------    -----------

Lynn B. Fuller                 5,500      11.40%        $13.20
John K. Schmidt                2,500       5.18%         13.20
Kenneth J. Erickson            1,500       3.11%         13.20
Douglas J. Horstmann           1,000       2.07%         13.20
Edward H. Everts               1,500       3.11%         13.20


(a)                              (e)                    (f)
                                                    Grant Date
                              Expiration              Present
Name                             Date               Value(2)(3)
----------------------        ----------           -------------

Lynn B. Fuller                 01/15/12              $ 14,135
John K. Schmidt                01/15/12                 6,425
Kenneth J. Erickson            01/15/12                 3,855
Douglas J. Horstmann           01/15/12                 2,570
Edward H. Everts               01/15/12                 3,855

    (1) Options become exercisable in three equal portions on the day after the third, fourth and fifth anniversaries of the January 15, 2002, date of grant.

    (2) The Black-Scholes valuation model was used to determine the grant date present values. Significant assumptions include:
risk-free  interest rate, 4.88%; expected option life, 10  years;
expected volatility, 15.35%; expected dividends, 3.03%.

    (3) The ultimate value of the options will depend on the future market price of our common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the market value of our common stock, on the date the option is exercised, over the exercise price of the option.

     The following table sets forth information concerning the stock options at December 31, 2002, held by the named executive officers.

 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                        OPTION/SAR VALUES

(a)                   (b)         (c)               (d)
                                            Number of Securities
                     Shares                Underlying Unexercised
                   Acquired On   Value     Options/SARs at FY-End
Name               Exercise(1)  Realized  Exercisable Unexercisable
------------------ -----------  -------- ------------ -------------

Lynn B. Fuller        96,000    $321,600    24,000       48,500
John K. Schmidt       32,000    $144,640    48,000       30,500
Kenneth J. Erickson   16,000    $ 72,320    62,667       19,833
Douglas J. Horstmann  22,000      99,440    54,667       14,333
Edward H. Everts      16,000      63,040    62,667       19,833


(a)                                     (e)
                                 Value of Unexercised
                                     In-the-Money
                                 Options/SARs at FY-End
Name                          Exercisable    Unexercisable
--------------------          -----------    -------------
Lynn B. Fuller                 $ 40,000        $ 84,775
John K. Schmidt                 248,748          48,958
Kenneth J. Erickson             396,748          27,908
Douglas J. Horstmann            341,248          25,803
Edward H. Everts                396,478          27,908

     (1) In February of 2003, each named executive acquired a portion of the shares underlying exercisable options. Mr. Fuller acquired 24,000 shares, Mr. Schmidt acquired 16,000 shares, Mr. Erickson acquired 16,000 shares, Mr. Horstmann acquired 10,000 shares and Mr. Everts acquired 16,000 shares.

Change of Control Agreements

     We have entered into a separate change of control agreement with each of the named executive officers and certain other of our officers. These agreements provide that if employment is terminated six months prior to a change in control of Heartland (as defined in the agreements) or within one year thereafter, the terminated officer is to be paid severance compensation equal to a multiple of such officer's total compensation (as defined in the agreements) at the time of termination. The multiple varies for each officer, up to a maximum of four times total compensation. Additionally, the agreements provide for the continuation of medical and dental benefits for up to two years after such termination and the payment of expenses for out-placement counseling for a period of one year, up to a maximum amount equal to twenty-five percent of total compensation. Messrs. Fuller, Schmidt and Erickson are prohibited by their respective agreements from competing with us or our subsidiaries within a designated geographic area for a period of two years following the termination of employment.

Compensation Committee Report on Executive Compensation

      The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Heartland shall not be deemed to include the following report unless such report is specifically stated to be incorporated by reference into such document.

     The compensation committee administers our compensation program. In determining appropriate levels of executive compensation, the committee has at its disposal independent reference information regarding compensation ranges and levels for executive positions in comparable companies. In determining compensation to be paid to executive officers, primary consideration is given to quality long-term earnings growth accomplished by achieving both financial and non-financial goals such as return on equity, earnings per share and asset and deposit growth. The primary objectives of this philosophy are to:

       - encourage   a  consistent  and  competitive  return   to
         stockholders;

       - reward bank and individual performances;

       - provide financial rewards for performance of those having a significant impact on corporate profitability;
         and

       - provide competitive compensation in order to attract and retain key personnel.

     There are three major components of our executive officer compensation: base salary, annual incentive awards and long-term incentive awards. The process utilized by the committee in determining executive officer compensation levels for all of these components is based upon the committee's subjective judgment and takes into account both qualitative and quantitative factors. No specific weights are assigned to such factors with respect to any compensation component. Among the factors considered by the committee are the recommendations of the president with respect to the compensation of our other key executive officers. However, the committee makes the final compensation decisions concerning such officers.

     The Heartland Financial USA, Inc. 2003 Stock Option Plan, adopted by our board on March 19, 2003, will, if approved by our stockholders, replace our 1993 stock option plan, which expires on May 15, 2003. The proposed stock option plan is more fully described beginning on page 17. The granting of stock options is intended to promote equity ownership in Heartland by our directors and selected officers and employees to increase their proprietary interest in the success of Heartland and to encourage them to remain in the employ of Heartland or our subsidiaries. We have also purchased split-dollar life insurance policies on each of our executive officers.

    The compensation of Mr. Fuller, the chief executive officer, during 2002 was based upon a number of factors, including:

       - our compensation program;

       - the individual's performance, substantial experience, expertise and length of service with our organization;

       - progress toward our performance objectives, as discussed above; and

       - compensation of officers with similar duties and responsibilities at comparable organizations.

                          Respectfully,
 Mark C. Falb, James F. Conlan, Thomas L. Flynn, Robert Woodward


Compensation  Committee Interlocks and Insider  Participation  in
Compensation Decisions

            During the last completed fiscal year, at the invitation of the compensation committee, in addition to each of the members of the committee, Messrs. Fuller and Schmidt also participated in committee deliberations concerning executive compensation. However, neither participated in any discussions regarding their own compensation and Mr. Schmidt did not participate in discussions regarding Mr. Fuller's compensation. Mr. Fuller serves as chairman of the board, president and chief executive officer of Heartland. Mr. Schmidt is the executive vice president and chief financial officer of Heartland and president and chief executive officer of Dubuque Bank and Trust. All of the regular members of the committee also serve as directors of Dubuque Bank and Trust, except for Mr. Cox who serves as a director of Galena State Bank and Trust.


Stockholder Return Performance Presentation

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Heartland shall not be deemed to include the following performance graph and related information unless such graph and related information is specifically stated to be incorporated by reference into such document.

      The following graph shows a five-year comparison of cumulative total returns for Heartland Financial USA, Inc., the Nasdaq Stock Market (U.S.) and an index of Nasdaq Bank Stocks. Figures for our common stock represent inter-dealer quotations, without retail markups, markdowns or commissions and do not necessarily represent actual transactions. The graph was prepared at our request by Research Data Group, Inc.


        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
           ASSUMES $100 INVESTED ON DECEMBER 31, 1997

         [GRAPH DEPICTING VALUES ON THE FOLLOWING TABLE]

*Total return assumes reinvestment of dividends

               Cumulative Total Return Performance

                                         December 31,
                              ----------------------------------
                              1997  1998  1999  2000  2001  2002

Heartland Financial USA, Inc.  100   145   143   113   114   159

Nasdaq Stock Market (U.S.)     100   141   261   157   125    86

Nasdaq Bank                    100    99    96   109   118   121


                  TRANSACTIONS WITH MANAGEMENT

    Directors and officers of Heartland and our subsidiaries, and their associates, were customers of and had transactions with us and one or more of our subsidiaries during 2002. Additional transactions  may be expected to take place in  the  future.  All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

 ADOPTION OF THE HEARTLAND FINANCIAL USA, INC. 2003 STOCK OPTION
                              PLAN

    On March 19, 2003, our board of directors unanimously adopted resolutions approving the Heartland Financial USA, Inc. 2003 Stock Option Plan, subject to stockholder approval, to promote equity ownership of Heartland by our directors and selected officers and employees, to increase their proprietary interest in our success and to encourage them to remain in our employ. A summary of the plan is set forth below. This summary is qualified  in its entirety by reference to the plan,  a  copy  of which is attached as Appendix B to this proxy statement. If approved by stockholders, the plan will replace our current stock option plan which was adopted in 1993 and will terminate on May 15, 2003.

Administration

      The stock option plan is to be administered by the compensation committee which will be comprised of at least two non-employee directors appointed by our board of directors. The committee will have the authority to select the directors, officers and employees to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the plan and to make all other determinations that it may deem necessary or advisable for the administration of the plan.

     The stock option plan provides for the grant of "incentive stock options," as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended, options that do not so qualify ("nonstatutory options"), restricted stock and stock appreciation rights, as determined in each individual case by the compensation committee. Our board of directors has reserved 600,000 shares of common stock for issuance under the plan. In general, if any award (including an award granted to a non-employee director) granted under the plan expires, terminates, is forfeited or is cancelled for any reason, the shares of common stock allocable to that award may again be made subject to an award granted under the plan.

Awards

     Directors, officers and employees of Heartland and our subsidiaries are eligible to receive grants under the stock option plan. Options may be granted subject to a vesting requirement and will become fully vested upon a merger or change of control of Heartland. The exercise price of incentive stock options granted under the stock option plan must at least equal the fair market value of the common stock subject to the option (determined as provided in the plan) on the date the option is granted. The exercise price of nonstatutory options and stock appreciation rights will be determined by the committee.

     An incentive stock option granted under the plan to an employee owning more than 10% of the total combined voting power of all classes of capital stock of Heartland is subject to the further restriction that such option must have an exercise price of at least 110% of the fair market value of the shares of common stock issuable upon exercise of the option (determined as of the date the option is granted) and may not have an exercise term of more than five years. Incentive stock options are also subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of common stock as to which any such incentive stock option first becomes exercisable in any calendar year, is limited to $100,000. To the extent options covering more than $100,000 worth of common stock first become exercisable in any one calendar year, the excess will be nonstatutory options. For purposes of determining which, if any, options have been granted in excess of the $100,000 limit, options will be considered to become exercisable in the order granted.

     Each director, officer and employee eligible to participate in the plan will be notified by the committee. To receive an award under the stock option plan, an award agreement must be executed which specifies the type of award to be granted, the number of shares of common stock (if any) to which the award relates, the terms and conditions of the award and the date granted. In the case of an award of options, the award agreement will also specify the price at which the shares of common stock subject to the option may be purchased, the date(s) on which the option becomes exercisable and whether the option is an incentive stock option or a nonstatutory option.

     The full exercise price for all shares of common stock purchased upon the exercise of options granted under the plan may be paid by cash, award surrender or common stock owned at the time of exercise, as directed by the compensation committee. Incentive stock options granted to employees under the plan may remain outstanding and exercisable for ten years from the date of grant or until the expiration of three months (or such lesser period as the compensation committee may determine) from the date on which the person to whom they were granted ceases to be employed by Heartland or a subsidiary. Nonstatutory options and stock appreciation rights granted under the plan remain outstanding and exercisable for such period as the compensation committee may determine.

Income Tax

     Incentive stock options granted under the plan have certain advantageous tax attributes to the recipient under the income tax laws. No taxable income is recognized by the option holder for income tax purposes at the time of the grant or exercise of an incentive stock option, although neither is there any income tax deduction available to Heartland as a result of such a grant or exercise. Any gain or loss recognized by an option holder on the later disposition of shares of common stock acquired pursuant to the exercise of an incentive stock option generally will be treated as capital gain or loss if such disposition does not occur prior to one year after the date of exercise of the option, or two years after the date the option was granted.

     As in the case of incentive stock options, the grant of nonstatutory stock options, restricted stock or stock appreciation rights will not result in taxable income for income tax purposes to the recipient of the awards, nor will Heartland be entitled to an income tax deduction. Upon the exercise of nonstatutory stock options or stock appreciation rights, or the lapse of restrictions on restricted stock, the award holder will generally recognize ordinary income for income tax purposes equal to the difference between the exercise price and the fair market value of the shares of common stock acquired or deemed acquired on the date of exercise, and Heartland will be entitled to an income tax deduction in the amount of the ordinary income recognized by the option holder. In general, any gain or loss realized by the option holder on the subsequent disposition of such shares will be a capital gain or loss.

Amendment and Termination

     The stock option plan expires ten years after its adoption, unless sooner terminated by our board of directors. Our board of directors has authority to amend the plan in such manner as it deems advisable, except that our board of directors is not permitted without our stockholders' approval to amend the plan in a manner that would materially increase the number of shares of common stock that may be granted as incentive stock options or change the class of persons eligible to recent incentive stock options. The plan provides for appropriate adjustment, as determined by the compensation committee, in the number and kind of shares subject to unexercised options, in the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

Stockholder Vote Necessary For Approval of the Stock Option Plan

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting is required to approve the stock option plan. Our board of directors recommends a vote FOR the proposed stock option plan.

Aggregated Equity Plan Information

     The table below sets forth the following information as of December 31, 2002 for (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

     (a) the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

     (b) the weighted-average exercise price of such outstanding options, warrants and rights; and

     (c) other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

                EQUITY COMPENSATION PLAN INFORMATION

                 Number of                             Number of
                securities to                          securities
                be issued upon   Weighted-Average      remaining
                 exercise of     exercise price of     available
                outstanding        of outstanding      for future
Plan Category     options             options           issuance
-------------   --------------   -----------------     ----------

Equity
compensation
plans approved
by security
holders             612,000           $13.30           357,234(1)

Equity
compensation
plans not
approved by
security
holders                -                 -                 -

Total               612,000           $13.30           357,234(1)


     (1)    Includes  59,369 shares available for use  under  the
Heartland Financial USA, Inc. 1993 Stock Option Plan and  297,865
shares available for use under the Heartland Financial USA,  Inc.
Employee Stock Purchase Plan.


                     AUDIT COMMITTEE REPORT

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Heartland shall not be deemed to include the following report unless such report is specifically stated to be incorporated by reference into such document.

     The audit committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The audit committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K.

     The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2002, with our management and KPMG LLP, our independent auditors. The committee has also discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and KPMG LLP, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                          Respectfully,
Mark C. Falb, James F. Conlan, John W. Cox, Jr., Thomas L. Flynn



             RELATIONSHIP WITH INDEPENDENT AUDITORS

    We have appointed KPMG LLP to be our independent auditors for the fiscal year ending December 31, 2003, and our board of directors recommends that the stockholders ratify the appointment. KPMG LLP has been our auditor since June 1994. A representative of KPMG LLP is expected to attend the meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires. If the appointment of independent auditors is not ratified, the matter of the appointment will be considered by the audit committee of the board of directors. The board of directors recommends that you vote your shares FOR ratification of this appointment.

Audit Fees

     Our independent auditor during 2002 was KPMG LLP. The aggregate fees and expenses paid or accrued for payment to KPMG LLP in connection with the audit of our annual financial statements as of and for the year ended December 31, 2002, and for the required review of our financial information included in our Form 10-Q filings for the year 2002 was $95,400.

Financial Information Systems Design and Implementation Fees

     There were no fees incurred for the performance of these services by KPMG LLP during 2002.

Audit Related Services Fees

     The aggregate fees and expenses paid or accrued for payment to KPMG LLP for audit related services rendered to us during 2002 was $22,000. These fees were primarily related to the audits of our employee benefit and retirement plans and our employee stock purchase plan.

All Other Fees

     The aggregate fees and expenses paid or accrued for payment to KPMG LLP for all other services rendered to us during 2002 was $21,119.

     The audit committee, after consideration of the matter, does not believe the rendering of these services by KPMG LLP is incompatible with maintaining its independence as our principal auditor.

          STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Any proposals of stockholders intended for presentation at the 2004 annual meeting of stockholders must be received by us on or before December 10, 2003, and must otherwise comply with our bylaws, if such proposal is to be included in the proxy statement pertaining to the 2004 annual meeting.

                   FAILURE TO INDICATE CHOICE

     If  any stockholder fails to indicate a choice in items (1),
(2) or (3) on the proxy card, the shares of such stockholder shall be voted FOR in each instance.

                                   By order of the Board of
                                   Directors

                                   /s/ Lynn B. Fuller
                                   ------------------------
                                   Lynn B. Fuller
                                   Chairman of the Board
Dubuque, Iowa
April 9, 2003

               ALL STOCKHOLDERS ARE URGED TO SIGN
                 AND MAIL THEIR PROXIES PROMPTLY

                            EXHIBIT A

                  HEARTLAND FINANCIAL USA, INC.
                 CHARTER OF THE AUDIT COMMITTEE
                    OF THE BOARD OF DIRECTORS


I.  Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.
The Audit Committee's primary duties and responsibilities are to:

- Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;
- Monitor the independence and performance of the Company's independent auditors and internal auditing department;
- Provide an avenue of communication among the independent auditors, management, the internal audit function, and the Board of Directors;
- Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices at all levels;
- Review areas of potential significant financial risk to the Company; and
-    Monitor compliance with legal and regulatory requirements.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors and the internal audit function, as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.


II. Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three and not more than six directors as determined by the Board, each of whom shall in the judgment of the Board meet the independence, literacy and expertise requirements of the NASD, the Sarbanes-Oxley Act of 2002 (the "Act"), the Security and Exchange Commission (the "SEC") and other such regulatory agencies to which the Company may be subject. One member shall be designated in the judgment of the Committee as the "financial expert" of the Committee, as such term is defined by the rules and regulations promulgated by the SEC pursuant to the Act.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least three times annually, or more frequently as circumstances dictate, and make regular reports to the Board.

III. Audit Committee Responsibilities and Duties

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board for approval.

2. Review the Company's annual audited financial statements prior to filing or distribution. Discuss with management and independent auditors significant issues regarding accounting principles, practices and judgments.

3. Be available (or designate the Chairman of the Audit Committee to be available) at the request of the independent auditors, management or the Board to discuss the Company's quarterly financial results or other items required to be communicated by the independent auditors under SAS No. 61 or SAS No. 90 either prior to the release of earnings or before filing as considered appropriate in the circumstances.
     Include a discussion of any significant changes to the Company's accounting. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4. In consultation with management, the independent auditors and the internal audit function, consider the integrity of the Company's financial reporting processes and controls. Participate in regularly scheduled meetings with management, the internal audit function and the independent auditors to discuss any significant risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings reported by the independent auditors and the internal audit function, together with management responses.

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually approve the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.   Receive and review the annual engagement letter, and approve
     the   fees  and  other  compensation  to  be  paid  to   the
     independent auditors.

7. On an annual basis, the Committee should receive from the independent auditors the letter required by Independence Standards Board Statement No. 1 (and any related amendments), and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit function and general audit approach, prior to the audit, and approve all audit services to be provided by the independent auditor thereunder. Additionally, review and approve all other proposed audit services to be provided by the independent auditor, including all matters other than of a de minimus nature as defined in the Act. The Committee shall require pre-approval by the Committee or a designee thereof of all allowed non-audit related services to be provided by the independent auditors.

9. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 and 90 relating to the conduct of the audit. Such review should also include:

       (a) Any problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;
       (b) Any management letter provided by the auditor and the Company's response to that letter;
       (c)  Any  changes  required in the planned  scope  of  the internal audit;
       (d)  The internal audit vendor responsibilities;
       (e) Selection of new or changes to accounting policies or a change in the application of existing accounting policies;
       (f) Significant estimates, judgments and uncertainties in management's preparation of financial statements; and
       (g)  Unusual transactions.

       Additionally attempt to resolve all disagreements  between
       the   Company's   independent  auditors   and   management
       regarding financial reporting.

10.  Consider  the  independent  auditor's  judgment  about   the
     quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

11. Review the Annual Internal Audit Plan of the internal audit function, and its performance under said plan, including the fees to be paid. The internal audit function shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Committee. Changes in the internal audit function shall be subject to Committee approval.

12. Review the appointment, performance and replacement of the internal audit function (firm). Discuss with the internal audit function all significant relationships they have with the Company that would impair their objectivity in accordance with Statement on Auditing Standards No. 60. Retain or replace the vendor performing the function.

13. Review significant reports prepared by the internal audit function together with management's response and follow-up to these reports.

14. On at least an annual basis obtain from the external auditors all copies of attorney letters discussing any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

15. Assure preparation of the report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

16. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct as reported to Committee by regulatory agencies, external and internal auditors and legal counsel.

17. Meet as needed with the chief financial officer, the internal audit function and the independent auditor in executive sessions.

18. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

19. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

20.  Review   and   approve   all  related   party   transactions
     disclosable pursuant to Item 404(a) of the Regulation S-K.

21. Annually designate and disclose a member of the Committee as the "financial expert" for the Committee.

22. Assure procedures are developed and in place for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, conduct investigations, to address disagreements, if any, between management and the independent auditor or to address compliance with laws and regulations and the Company's Code of Conduct.

     The Audit Committee has the responsibilities and powers set forth in this Charter. The Committee's responsibility is one of oversight. The responsibility for the completeness and accuracy of the financial statements rests with the Company's management. It is the responsibility of the Company's auditors to perform an audit of the Company's financial statements and to express an opinion on such financial statements. In fulfilling their responsibilities hereunder, each member of the Committee may rely on (i) the integrity of those persons and organizations within and outside the Company from which he or she receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by the Company's management as to any information technology, internal audit and other non-audit services provided by the Company's auditors.

                           APPENDIX B

                  HEARTLAND FINANCIAL USA, INC.
                     2003 STOCK OPTION PLAN

Section 1.     Purpose of the Plan.

     THE HEARTLAND FINANCIAL USA, INC. 2003 STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby directors and employees of HEARTLAND FINANCIAL USA, INC., a Delaware corporation (the "Company"), and the Related Corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company and the Related Corporations, and to encourage them to remain with and devote their best efforts to the business of the Company and the Related Corporations, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may permit certain directors and employees to acquire Shares or otherwise participate in the financial success of the Company, on the terms and conditions established herein.

Section 2.     Definitions.

     The following terms, when used herein and unless the context clearly requires otherwise, shall have the following meanings
(such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     (a)  "Board" means the board of directors of the Company.

     (b)  "Cause"   means  the  commission  of   fraud,   the
misappropriation of or intentional material damage to the property or business of the Company or the Related Corporations, the substantial failure to fulfill the duties and responsibilities of a regular position and/or comply with the Company's or the Related Corporations' policies, rules or regulations, or the conviction of a felony.

     (c)  "Change of Control" means:

          (i) the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty-one percent (51%) or more of the combined voting power of the then outstanding Voting Securities of the Company; or

          (ii) the individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of this Agreement, be considered as a member of the Board; or(iii) the consummation by the Company of: (1) a merger or consolidation if the stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty-one percent (51%) of the combined voting power of the then outstanding Voting Securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Voting Securities of the Company outstanding immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty-one percent (51%) or more of the combined voting power of the then outstanding securities of the Company are acquired by: (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

      (e) "Committee" means the Compensation Committee of the Board, which is comprised solely of two (2) or more non-employee directors appointed by the Board.

      (f) "Compete" means, except with the express prior written consent of the Company, within a period of two (2) years after the Termination of Service, the direct or indirect competition with the business of the Company or a Related Corporation, including, but not by way of limitation, the direct or indirect owning, managing, operating, controlling, financing or serving as an officer, employee, director or consultant to, or by soliciting or inducing, or attempting to solicit or induce, any employee or agent of the Company or a Related Corporation to terminate employment and become employed by, any person, firm, partnership, corporation, trust or other entity which owns or operates, within a fifty (50) mile radius of the office of the Company or a Related Corporation in which the individual is principally located, (a) a bank, savings and loan association, credit union, consumer finance company, brokerage firm, or similar financial institution, (b) an insurance business, agency or similar entity which has as a material component of its business the sale or brokerage of insurance products and services similar to those offered by the Company or a Related Corporation at the time of the individual's Termination of Service, or (c) a fleet leasing company, fleet management company or similar entity which provides as a material component of its business the products and services offered by the Company or a Related Corporation at the time of the individual's Termination of Service.

      (g) "Disability" means a physical or mental disability (within the meaning of Section 22(e)(3) of the Code) which impairs the individual's ability to substantially perform his or her current duties for a period of at least six (6) consecutive months, as determined by the Committee.

      (h)   "Early Retirement" means age fifty-five (55) and  ten
(10) years of service.

      (i)   "ERISA" means the Employee Retirement Income Security
Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

      (j)   "Exchange Act" means the Securities Exchange  Act  of
1934, as amended from time to time, and the rules and regulations promulgated thereunder.

      (k) "Incentive Stock Option" means an award under the Plan that satisfies the general requirements of Section 422 of the Code, namely: (i) grantees must be employees; (ii) the exercise price may not be less than the fair market value of the underlying Shares at the date of grant; (iii) no more than $100,000 worth of Shares may become exercisable in any year;
(iv)  the  maximum duration of an award may be  ten  (10)  years;
(v) awards must be exercised within three (3) months after termination of employment, except in the event of Disability or death; and (vi) Shares received upon exercise must be retained for the greater of two (2) years from the date of grant or one
(1) year from the date of exercise.

      (l) "Nonqualified Option" means an option award under the Plan that is not an Incentive Stock Option.

      (m)  "Normal Retirement" means age sixty-five (65).

      (n) "Related Corporation" means any corporation, bank or other entity which would be a parent or subsidiary corporation with respect to the Company as defined in Section 424(e) or (f), respectively, of the Code.

      (o)   "Rule 16b-3" means Rule 16b-3 promulgated  under  the
Exchange Act, as amended from time to time.

      (p) "Shares" means shares of the common stock of the Company.

      (q) "Stock Appreciation Rights" means rights entitling the grantee to receive the appreciation in the market value of a stated number of Shares.

      (r) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

      (s) "Termination of Service" means the termination of a person's status as a director or employee of the Company or a Related Corporation.

      (t) "Voting Securities" means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 3.     Administration of the Plan.

     The  Plan  shall  be  administered  by  the  Committee   The
Committee, shall have sole authority to:

      (a) select the directors and employees to whom awards shall be granted under the Plan;

      (b)  establish the amount and conditions of each such award;

      (c) prescribe any legend to be affixed to certificates representing such awards;

      (d)  interpret the Plan; and

      (e) adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

     All decisions made by the Committee in administering the Plan shall be subject to Board ratification.

Section 4.     Shares Subject to the Plan.

     The aggregate number of Shares that may be obtained by directors and employees under the Plan shall be 600,000 Shares. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.

Section 5.     Stock Options.

      (a) Type of Options. The Company may issue options that constitute Incentive Stock Options to employees and Nonqualified Options to directors and employees under the Plan. The grant of each option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan and state whether the option is an Incentive Stock Option or a Nonqualified Option.

      (b) Terms of Options. Except as provided in paragraphs (c) and (d) of this Section, each option granted under the Plan shall be subject to the terms and conditions set forth by the Committee in the stock option agreement including, without limitation, option price, vesting schedule and option term.

      (c)   Additional  Terms Applicable to  All  Options.   Each
option shall be subject to the following terms and conditions:

           (i) Written Notice. An option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased.

           (ii) Method of Exercise. The aggregate option price may be paid in any one or a combination of cash, personal check, Shares already owned or Plan awards which the optionee has an immediate right to exercise.

           (iii) Term of Option. No option may be exercised more than the (10) years after the date of grant. No option may be exercised more than six (6) months after the optionee terminates employment with the Company, except in the event of Disability or death as provided in subparagraph (c)(iv) below.

           (iv)       Disability  or Death of  Optionee.   If  an
optionee's Termination of Service occurs due to Disability or death prior to exercise in full of any options, he or she, or his or her beneficiary, executor, administrator or personal representative, shall have the right to exercise the options within a period of twelve (12) months after the date of such termination to the extent that the right was exercisable at the date of such termination as provided in the stock option agreement, or as may otherwise be provided by the Committee.

           (v) Transferability. No option may be transferred, assigned or encumbered by an optionee, except by will or the laws of descent and distribution.

      (d) Additional Terms Applicable to Incentive Options. Each Incentive Stock Option shall be subject to the following terms and conditions:

           (i) Option Price. The option price per Share shall not be less than 100% of the fair market value of a Share on the date the option is granted. Notwithstanding the preceding sentence, the option price per Share granted to an individual who, at the time such option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall not be less than 110% of the fair market value of a Share on the date the option is granted.

           (ii) Term of Option. No option may be exercised more than ten (10) years after the date of grant. No option granted to a 10% Stockholder may be exercised more than five (5) years after the date of grant. Notwithstanding any other provisions hereof, no option may be exercised more than three (3) months after the optionee terminates employment with the Company, except in the event of death or Disability, in which case the option may be exercised as provided in subparagraph (c)(iv) of this Section.

           (iii) Annual Exercise Limit. The aggregate fair market value of Shares which first become exercisable during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, the fair market value of each Share shall be determined on the date the option with respect to such Share is granted. To the extent the $100,000 limitation is exceeded, the excess shall be deemed a Nonqualified Option.

            (iv) Transferability. No option may be transferred, assigned or encumbered by an optionee, except by will or the laws of descent and distribution, and during the optionee's lifetime an option may only be exercised by him or her.

Section 6.     Stock Appreciation Rights.

      (a) Grants. An award of Stock Appreciation Rights under the Plan ("SARs") may be granted separately or in tandem with or by reference to an option granted prior to or simultaneously with the grant of such rights, to such eligible directors and employees, as may be selected by the Committee, and shall be evidenced by a written agreement in such form and consistent with the Plan as the Committee shall approve from time to time.

      (b) Terms of Grant. SARs may be granted in tandem with or with reference to a related option, in which event the grantee may elect to exercise either the option or the SAR, but not both. SARs shall not be transferable, except: (i) by will or the laws of descent and distribution; (ii) by gifting for the benefit of descendants for estate planning purposes; or (iii) pursuant to a certified domestic relations order, and shall be exercisable for no more than ten (10) years after the date of grant.

      (c) Payment on Exercise. Upon exercise of a SAR, the grantee shall be paid the excess of the then fair market value of the number of Shares to which the SAR relates over the fair market value of such number of Shares at the date of grant of the SAR or of the related option, as the case may be. Such excess shall be paid in cash or in such other form as the Committee shall determine.

Section 7.     Right of First Refusal

      (a) Restrictions on Transfer. As a condition to the receipt of any award under this Plan and without the express prior written consent of the Company, an owner of any Shares issued under the Plan ("Plan Shares") shall not sell any Plan Shares without first complying with the terms of this Section. Any owner of Plan Shares (the "Owner") who receives a bona fide offer to purchase all or any portion of the Owner's Plan Shares (the "Offer") shall first offer the Plan Shares to the Company in accordance with the terms of this Section. The Owner shall give written notice to the Company stating that he or she has received the Offer, stating the number of Plan Shares to be sold, the name and address of the person(s) making the Offer and the purchase price and terms of payment described in the Offer. The Company or any assignee named by the Company shall have five (5) business days to exercise the Company's right to purchase the Plan Shares that are the subject of the Offer. If the Company assigns such right to purchase, then such assignee shall have all of the rights of the Company with respect to such right to purchase as described in this Section. If neither the Company nor any assignee of the Company decides to purchase the Plan Shares, the Owner may accept the Offer and sell the Plan Shares, but only in strict accordance with the terms of the Offer and only if consummated within fifteen (15) business days after the expiration of the Company's 5-day exercise period. If the Company or its assignee decides to purchase the Plan Shares, the closing of such purchase shall be completed within five (5) business days of the Company's or assignee's notification to the Owner of the exercise of the right to purchase the Plan Shares. For purposes of this Section, the Owner shall include any person who acquires Shares from any other person and for any reason; including, without limitation, by gift, death or sale.

      (b) Additional Restrictions on Transfer. Notwithstanding anything to the contrary contained in this Plan, an Owner may not sell or otherwise transfer Plan Shares at any time in which (i) the Company or any of its executive officers are prohibited from engaging in a transaction of the Company's securities pursuant to the terms of the Company's insider trading policy then in effect; or (ii) the Company is unable to purchase the Plan Shares pursuant to (A) the Exchange Act or (B) the rules governing any securities exchange or quotation service on which the Plan Shares are quoted or listed for trading.

     (c) Legends. Each certificate issued by the Company that represents any Plan Shares shall bear the following legends:

     "This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Heartland Financial USA, Inc. 2003 Stock Option Plan. Release from such terms and conditions shall be obtained only in accordance with the provisions of such Plan, a copy of which is on file in the office of the Secretary of said Company."

Section 8.     Amendment or Termination of the Plan

     The Board may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in
Section 12 below) no amendment shall be made without approval of the stockholders of the Company which shall: (a) increase the aggregate number of Shares with respect to which Incentive Stock Option awards may be made under the Plan; or (b) change the class of persons eligible to receive Incentive Stock Option awards under the Plan; provided, however, that no amendment, suspension or termination shall impair the rights of any individual, without his or her consent, in any award theretofore made pursuant to the Plan.

Section 9.     Term of Plan.

     The Plan shall be effective upon the date of its adoption by the Board, which date is March 19, 2003 (the "Effective Date"); provided that Incentive Stock Options may be granted only if the Plan is approved by the stockholders within twelve (12) months before or after the date of adoption by the Board. Unless sooner terminated under the provisions of Section 8 above, Shares and SARs shall not be granted under the Plan after the expiration of ten (10) years from the Effective Date of the Plan. However, awards may be exercisable after the end of the term of the Plan.

Section 10.    Rights as Stockholder.

     Upon delivery of any Share to a director or employee, such person shall have all of the rights of a stockholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

Section 11.    Merger or Consolidation.

     In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, the surviving corporation shall exchange options and SARs issued under this Plan for options and SARs (with the same aggregate option price) to acquire and participate in that number of shares in the surviving corporation that have a fair market value equal to the fair market value (determined on the date of such merger or consolidation) of Shares that the grantee is entitled to acquire and participate in under this Plan on the date of such merger or consolidation. In the event of a Change of Control, options and SARs shall become immediately and fully exercisable.

Section 12.    Changes in Capital and Corporate Structure.

     The aggregate number of Shares and interests awarded and which may be awarded under the Plan shall be adjusted to reflect a change in the outstanding Shares of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction. The adjustment shall be made in an equitable manner which will cause the awards and the economic
benefits  thereof  to  remain  unchanged  as  a  result  of   the
applicable transaction.

Section 13.    Service.

     An individual shall be considered to be in the service of the Company or a Related Corporation as long as he or she remains a director or employee of the Company or such Related Corporation. Nothing herein shall confer on any individual the right to continued service with the Company or a Related Corporation or affect the right of the Company or such Related Corporation to terminate such service.

Section 14.    Withholding of Tax.

      (a) In General. To the extent the award, issuance or exercise of Shares or SARs results in the receipt of compensation by a director or employee, the Company is authorized to withhold a portion of such Shares receivable or any cash compensation then or thereafter payable to such person to pay any tax required to be withheld by reason of the receipt of the compensation. Alternatively, the director or employee may tender Shares with a value equal to, or a personal check in the amount of, the tax required to be withheld.

      (b) Stock Withholding. To the extent a grantee incurs tax liability in connection with the exercise or vesting of any award that is subject to tax withholding and the grantee is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the grantee to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a fair market value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a grantee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee.

Section 15.    Delivery and Registration of Stock.

     The Company's obligation to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to:
(a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable. The Plan is intended to comply with Rule 16b-3, if applicable. Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

Section 16.    Non-Competition; Termination and Reversion.

     If any recipient of an Award Competes with the Company or any Related Corporation, then the Company shall have the right to
(a) cause any unexercised option or SAR held by such recipient to immediately terminate; and (b) rescind the exercise of any options or SARs which were exercised (i) following the individual's Termination of Service, and (ii) within the six (6) month period immediately preceding the recipient's Termination of Service, and if the recipient has sold any Shares received upon an exercise of an award governed by this subsection (b), to require the recipient to immediately pay the Company the fair market value, as determined by the Committee, of the Shares as of the date of Termination of Service.

                             [LOGO]
                  Heartland Financial USA, Inc.

                           Proxy Card

    PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD
     OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
    HEARTLAND FINANCIAL USA, INC. TO BE HELD ON MAY 21, 2003

      The undersigned hereby appoints Lynn B. Fuller and John K. Schmidt, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the annual meeting of stockholders of Heartland Financial USA, Inc., to be held at the corporate headquarters located at 1398 Central Avenue, Dubuque, Iowa, on the 21st day of May, 2003, at 1:30 p.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:


1.   ELECTION OF DIRECTORS:
     [  ] FOR all                   [  ] WITHHOLD AUTHORITY
     nominees listed                to vote for all nominees
     below (except as               listed below
     marked to the
     contrary below)

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY  INDIVIDUAL
NOMINEE,  STRIKE A LINE THROUGH THE NOMINEE'S NAME  IN  THE  LIST
BELOW.)

Class I (Term Expires 2006):  Lynn B. Fuller and John W. Cox, Jr.

2.   APPROVE  THE ADOPTION OF THE HEARTLAND FINANCIAL  USA,  INC.
     2003 STOCK OPTION PLAN:

     [ ] FOR             [ ] AGAINST              [ ] ABSTAIN


3.   APPROVE  THE APPOINTMENT OF KPMG LLP as Heartland  Financial
     USA, Inc.'s independent public accountants for the year ending December 31, 2003:

     [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

4.   In  accordance with their discretion, upon all other matters
     that   may  properly  come  before  said  meeting  and   any
     adjournments or postponements thereof.

THIS  PROXY  WHEN PROPERLY EXECUTED WILL BE VOTED IN  THE  MANNER
DIRECTED  HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
IS  MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED  UNDER
PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3.


                              Dated:                  , 2003
                                    ------------------

                              Signature(s)
                                          ------------------

                              ------------------------------

NOTE:   PLEASE  DATE PROXY AND SIGN IT EXACTLY AS NAME  OR  NAMES
APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.